                                                                 Exhibit 10.1.33


                     SCHEDULE IDENTIFYING OMITTED DOCUMENTS

       The only particulars in which the attached instrument differs from the omitted instrument are the name of the holder and the number of shares of common stock, par value $.001 ("Common Stock"), of the Registrant which may be acquired upon the exercise of the instrument.

       The holder of the omitted instrument is the Aries Domestic Fund, L.P.

       The number of shares of Common Stock which may be acquired upon the exercise of the omitted instrument is 873,786.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.



                              Neoprobe Corporation



                     Warrant for the Purchase of Shares of
                                  Common Stock


No. L-1                                                  2,038,835 Shares
                                                         FEBRUARY 16, 1999


              FOR VALUE RECEIVED, NEOPROBE CORPORATION, a Delaware corporation (the "COMPANY"), hereby certifies that THE ARIES MASTER FUND, a Cayman Island exempted , L.P. (the "HOLDER"), its designee or its permitted assigns is entitled to purchase from the Company, at any time or from time to time commencing on FEBRUARY 16, 1999, and prior to 5:00 P.M., New York City time, on FEBRUARY 16, 2006, TWO MILLION THIRTY-EIGHT THOUSAND EIGHT HUNDRED THIRTY FIVE (2,038,835), subject to adjustment as hereinafter provided, fully paid and non-assessable shares of common stock, $.001 par value per share, of the Company for an initial aggregate purchase price of $2,100,000. (Hereinafter, (i) said common stock, $.001 par value per share, of the Company, is referred to as the "COMMON STOCK", (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "WARRANT SHARES", (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the "AGGREGATE WARRANT PRICE",
(iv) the price payable (initially $1.03 per share, subject to adjustment) for each of the Warrant Shares hereunder is referred to as the "PER SHARE WARRANT PRICE", (v) this Warrant, all similar Warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "WARRANTS", (vi) the holder of this Warrant is referred to as the "HOLDER" and the holder of this Warrant and all other Warrants and Warrant Shares are referred to as the "HOLDERS" and Holders of more than fifty percent (50%) of the outstanding Warrants and Warrant Shares are referred to as the "MAJORITY OF THE HOLDERS"), (vii) the then Current Market Price per share of the Common Stock (the "CURRENT MARKET PRICE") shall be deemed to be the last sale price of the Common Stock on the trading day prior to such date or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing sale price of the Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), or other similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, the high per share sale price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock as determined in good faith by the board of directors, and "TRADING DAY" shall mean a day on which NASDAQ is open for the transaction of business or the reporting of trades. The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares deliverable upon exercise of this Warrant shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

              This Warrant, together with warrants of like tenor, constituting in the aggregate Warrants to purchase 2,912,612 Warrant Shares, was originally issued pursuant to a Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") between the Company and the Holder in connection with the Holder's purchase of units in a private placement (THE "OFFERING") of an aggregate of thirty (30) units (THE "OFFERING UNITS"), each Offering Unit consisting of (a) 1,000 shares of 5% Series B Preferred Stock (the "PREFERRED STOCK"), $100.00 stated value, and (b) 97,087 Class L Warrants to purchase 97,087 shares of Common Stock.

1.     EXERCISE OF WARRANT.

              (a) This Warrant may be exercised in whole at any time, or in part from time to time, commencing on February 16, 1999 and prior to 5:00 P.M., Eastern Standard Time, on February 16, 2009 by the Holder:

                     (i) by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Section 12(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by certified or official bank check payable to the order of the Company; or

                     (ii) by the surrender of this Warrant (with the cashless exercise form at the end hereof duly executed) (a "CASHLESS EXERCISE") and payment of $.001 per Warrant Share at the address set forth in Section 12(a) hereof. Such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of Warrant Shares subject to such Cashless Exercise multiplied by a fraction, the numerator of which shall be the difference between the then Current Market Price and the Per Share Warrant Price, and the denominator of which shall be the then Current Market Price. For purposes of any computation under this Section 1(a), the then Current Market Price shall be based on the trading day prior to the Cashless Exercise.

              (b) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder is entitled to receive a new Warrant covering the Warrant Shares that have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the board of directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2. RESERVATION OF WARRANT SHARES; LISTING. The Company agrees that, prior to the expiration of this Warrant, the Company shall at all times (a) have authorized and in reserve, and shall keep available, solely for issuance and delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal and (b) use its best efforts to keep the Warrant Shares authorized for listing on the Nasdaq National Market, the Nasdaq SmallCap Market or any national securities exchange on which the Company's Common Stock is traded.

3.     PROTECTION AGAINST DILUTION.

       (a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to any holder of shares of Common Stock evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Section 3(b), and also excluding cash dividends or cash distributions paid out of net profits legally available therefor in the full amount thereof (any such non-excluded event being herein called a "SPECIAL DIVIDEND")), the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the then Current Market Price in effect on the record date of such issuance or distribution less the fair market value (as determined in good faith by the Company's board of directors) of the evidence of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be the then Current Market Price in effect on the record date of such issuance or distribution. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date of any such Special Dividend.

       (b) In case the Company shall hereafter (i) pay a dividend or make a distribution to any holder of its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Warrant Price and the denominator of which shall be the number of shares of Common Stock or other capital stock of the Company that the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

       (c) Except as provided in Subsections 3(a) and 3(d), in case the Company shall hereafter issue or sell any Common Stock, any securities convertible into Common Stock, any rights, options or warrants to purchase or otherwise receive an issuance of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such securities plus the total consideration, if any, payable to the Company upon exercise thereof (the "TOTAL CONSIDERATION") by (ii) the number of additional shares of Common Stock issued, sold or issuable upon exercise of such securities) that is less than either the then Current Market Price in effect on the date of such issuance or sale or the Per Share Warrant Price, then the Per Share Warrant Price shall be adjusted as of the date of such issuance or sale by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Common Stock outstanding on the record date of such issuance or sale plus (B) the Total Consideration divided by the Current Market Price or the current Per Share Warrant Price, whichever is greater, and the denominator of which shall be (y) the number of shares of Common Stock outstanding on the record date of such issuance or sale plus the maximum number of additional shares of Common Stock issued, sold or issuable upon exercise or conversion of such securities.

       (d) No adjustment in the Per Share Warrant Price shall be required in the case of the issuance by the Company of Common Stock (i) pursuant to the exercise of any warrant; (ii) pursuant to the exercise of any stock options or warrants currently outstanding or securities issued after the date hereof, which may be approved by the Company's board of directors pursuant to any Company benefit plan or exercised, under any employee benefit plan of the Company to officers, directors, consultants or employees, but only with respect to such warrants or stock options as are exercisable at prices no lower than the closing bid price of the Common Stock as of the date of grant thereof.

       (e) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as a entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Section 3(e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant to be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than thirty (30) days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

       (f) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(g)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon the exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.
Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

       (g) Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and Section 4 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly prepare a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants. The Company may, but shall not be obligated to unless requested by a Majority of the Holders, obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the board of directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of Warrant Shares in effect after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

       (h) If the board of directors of the Company shall declare any dividend or other distribution with respect to the Common Stock other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than ten (10) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

       (i) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the board of directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

       (j) Upon the expiration of any rights, options, warrants or conversion privileges with respect to the issuance of which an adjustment to the Per Share Warrant Price had been made, if such shall not have been exercised, the number of Warrant Shares purchasable upon exercise of this Warrant, to the extent this Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the fact that Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the number of Warrant Shares purchasable upon exercise of this Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

       (l) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Holders of Warrants representing the right to purchase a majority of the Warrant Shares subject to all outstanding Warrants may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

4.     RESET OF PER SHARE WARRANT PRICE; ISSUANCE OF ADDITIONAL WARRANT SHARES.


       (a) In the event (a "Reset Event") that on the date that is 12 months from the issuance date of this Warrant (the "Reset Date"), the average closing bid price of the Common Stock for the 20 trading days immediately preceding the Reset Date (the "Reset Trading Price") is less than the Per Share Warrant Price then in effect then:

              (i) the Per Share Warrant Price shall be reset and adjusted to equal the greater of (A) the Reset Trading Price and (B) fifty percent (50%) of the Per Share Warrant Price then in effect (such Per Share Warrant price as reset is referred to as the "Reset Price"); and

              (ii) the number of Warrant Shares deliverable upon exercise of this Warrant shall be adjusted by dividing the Aggregate Warrant Price by the Reset Price.

       (b) Upon the occurrence of a Reset Event, the Company shall inform the Holder by written notice (the "Reset Notice") at the address set forth in
Section 10(b) (i) that a Reset Event has occurred, (ii) the Reset Price and
(iii) the number of Warrant Shares, as adjusted in accordance with Section 4(a)(ii), issuable upon exercise of this Warrant. The Company may request in such Reset Notice that the Holder surrender this Warrant to the Company at the address set forth in Section 10(a) for cancellation and issuance of a new Warrant in the name of the Holder setting forth (x) the adjusted Per Share Warrant Price and (y) the adjusted number of Warrant Shares issuable upon exercise of this Warrant.

5. PER SHARE WARRANT PRICE FLOOR; CASH PAYOUT. For purposes of this Warrant, "PER SHARE WARRANT PRICE FLOOR" shall mean 50% of the average Closing Bid Price (as defined in the Purchase Agreement") of the Common Stock for the five (5) trading days immediately prior to the Closing Date (as defined in the Agreement). In the event that (a) the Common Stock trades at less than the Per Share Warrant Price Floor on 60 or more trading days in any 12-month period (irrespective of whether such trading days are consecutive), and (b) the Per Share Warrant Price applicable to any exercise of Warrants that is effective as of a date not later than the 12-month anniversary of the earliest of such 60 days is less than the Per Share Warrant Price Floor, the Company shall either effect such exercise at the applicable Per Share Warrant Price or pay to the holder of such Warrants, in cash, an amount (the "Cash Pay-Out Amount") equal to the product of (x) the number of shares of Common Stock that would otherwise be issuable upon such exercise and (y) the highest closing trade price for the Common Stock during the period commencing on the date of the request for exercise and ending on the day immediately prior to the date of payment of the Cash Pay-Out Amount.

6. FULLY PAID STOCK; TAXES. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or any certificate thereof to the extent required because of the issuance by the Company of such security.

7. REGISTRATION UNDER SECURITIES ACT OF 1933. (a) The Holder shall have the right to participate in the registration rights granted to Holders of Registrable Securities (as defined in the Purchase Agreement") with respect to the Warrant Shares, as adjusted. By acceptance of this Warrant, the Holder agrees to comply with the provisions of Article 8 of the Purchase Agreement to same extent as if it were a party thereto.

       (b) Until all of the Warrant Shares, including additional Warrant Shares issuable pursuant to Section 4 hereof, have been sold under a registration statement declared effective by the Securities and Exchange Commission or pursuant to Rule 144, the Company shall use its reasonable best efforts to file with the Securities and Exchange Commission all current reports and the information as may be necessary to enable the Holder to effect sales of its shares in reliance upon Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

8. MANDATORY EXERCISE. (a) At any time on or after the Reset Date, the Company, at its option, may cause this Warrant to be exercised in whole into fully paid and nonassessable shares of Common Stock if the closing price of the Common Stock shall have exceeded 300% of the then applicable Per Share Warrant Price for at least 20 trading days in the 30 consecutive trading day period ending on the date on which the Company provides the Holder with notice in accordance with Section 7(b) below. Any Warrants so converted shall be treated as having been surrendered by the Holder for exercise pursuant to Section 1 on the date of such mandatory exercise (unless previously converted at the option of the Holder).

       (b) Not more than 60 nor less than 20 days prior to the date of any such mandatory exercise, notice by first class mail, postage prepaid, shall be given to the Holder, addressed to the Holder at the addresses set forth in
Section 10(b). Each such notice shall specify the date fixed for exercise, the place or places for surrender of Warrants and the Per Share Warrant Price then in effect.

       (c) The "closing price" for each trading day shall be the reported last sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the NASDAQ or, if the Common Stock is not quoted on NASDAQ, on the principal national securities exchange on which the Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Corporation for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Corporation in good faith.

9.     INVESTMENT INTENT; LIMITED TRANSFERABILITY.

       (a) The Holder represents, by accepting this Warrant, that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.

       (b) The Holder, by its acceptance of this Warrant, represents to the Company that it is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Act. The Holder agrees that this Warrant and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Act.

       (c) In addition to the limitations set forth in Section 1(a) hereon, this Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Act and the applicable state securities "blue sky" laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

10. LOSS, ETC., OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

11. WARRANT HOLDER NOT STOCKHOLDER. This Warrant does not confer upon the Holder any right to vote on or consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to Holders as set forth herein.

12. COMMUNICATION. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

              (a) the Company at 425 Metro Place North, Suite 300, Dublin, Ohio 43017 Attn: President or such other address as the Company has designated in writing to the Holder, or

              (b) the Holder at c/o Paramount Capital Asset Management, Inc., 787 Seventh Avenue, 48th Floor, New York, New York 10019 or other such address as the Holder has designated in writing to the Company.

13. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

14. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.

15. AMENDMENT, WAIVER, ETC. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Majority of the Holders.


       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and has caused its corporate seal to be hereunto affixed and attested by its Secretary this 16TH day of FEBRUARY, 1999.


                            NEOPROBE CORPORATION



                            By: /s/ David C. Bupp
                               -----------------------------------------------
                            Name: David C. Bupp
                            Title:  President and Chief Executive Officer

ATTEST:



/s/ Patricia A. Coburn
----------------------------------------
Patricia A. Coburn, Assistant Secretary

[Corporate Seal]

                               SUBSCRIPTION (CASH)

              The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ____________________ shares of the Common Stock, par value $.001 per share, of Neoprobe Corporation covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.


Dated:                                     Signature:
      ------------------                             --------------------------
                                           Address:
                                                   ----------------------------


                               CASHLESS EXERCISE

              The undersigned ___________________, pursuant to the provisions of the foregoing Warrant, hereby elects to exchange its Warrant for ___________________ shares of Common Stock, par value $.001 per share, of Neoprobe Corporation pursuant to the Cashless Exercise provisions of the Warrant.


Dated:                                     Signature:
      ------------------                             --------------------------
                                           Address:
                                                   ----------------------------



                                   ASSIGNMENT

              FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_____________________, attorney, to transfer said Warrant on the books of Neoprobe Corporation



Dated:                                     Signature:
      ------------------                             --------------------------
                                           Address:
                                                   ----------------------------



                               PARTIAL ASSIGNMENT

              FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of Common Stock, par value $.001 per share, of Neoprobe Corporation covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer such part of said Warrant on the books of Neoprobe Corporation


Dated:                                     Signature:
      ------------------                             --------------------------
                                           Address:
                                                   ----------------------------






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